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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated March 11, 1999 included in this Form 10-K, into Pennzoil-Quaker State Company's previously filed Registration Statements on Form S-8 Nos. 333-69833, 333-69835, 333-69839, 333-69837, and 333-72835 and on Form
S-3 No. 333-65909.

                                          ARTHUR ANDERSEN LLP

Houston, Texas
March 15, 1998